SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  X
                    ----
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Check the Appropriate Box:


           Preliminary Proxy Statement
-------

           Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
-------

  X        Definitive Proxy Statement
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           Definitive Additional Materials
-------

           Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12
-------


                       SIMON TRANSPORTATION SERVICES INC.
                 (Name of Registrant as Specified in its Charter)

           The Simon Transportation Services Inc. Board of Directors
           ---------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                      transaction applies:                                N/A
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                      transaction applies:                                N/A
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                      transaction computed pursuant to Exchange Act
                      Rule 0-11:                                          N/A
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           Fee paid previously with preliminary materials
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



                       SIMON TRANSPORTATION SERVICES INC.
                                 P.O. Box 26297
                         Salt Lake City, Utah 84126-0297
                  --------------------------------------------

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 21, 2001

--------------------------------------------------------------------------------

To Our Stockholders:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Simon Transportation Services Inc., a Nevada corporation (the "Company"), following the fiscal year ended September 30, 2000, will be held at the Simon Transportation Services Inc. corporate headquarters, 5175 West 2100 South, West Valley City, Utah 84120, at 10:00 a.m., Mountain Standard Time, on February 21, 2001, for the following purposes:

1. To consider and act upon a proposal to elect three (3) directors of the Company;

2. To consider and act upon a proposal to ratify the selection of Arthur Andersen LLP, as independent public accountants for the Company for the 2001 fiscal year;

3. To consider and act upon a proposal to amend the Incentive Stock Plan to reserve an additional 1,000,000 shares of Class A Common Stock for issuance to participants and approve the issuance of options to purchase 425,000 of such shares to Company officers;

4. To consider and act upon a proposal to ratify the grant to the Company's Chairman of the Board of a warrant to purchase 300,000 shares of the Company's Class A Common Stock; and

5. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

The foregoing matters are more fully described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on January 17, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE
REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation. All stockholders are cordially invited to attend the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/ Jon F. Isaacson

                                            Jon F. Isaacson
                                            Chief Executive Officer and Director
Salt Lake City, Utah
January 29, 2001

                       SIMON TRANSPORTATION SERVICES INC.
                              Post Office Box 26297
                          Salt Lake City, UT 84126-0297
                  --------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 21, 2001

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Simon Transportation Services Inc., a Nevada corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company following the fiscal year ended September 30, 2000 ("Annual Meeting"), which will be held at the Simon Transportation Services Inc. corporate headquarters, 5175 West 2100 South, West Valley City, Utah 84120, on February 21, 2001, at 10:00 a.m. Mountain Standard Time, and any adjournment thereof. All costs of the solicitation will be borne by the Company. The approximate date of mailing this proxy statement and the enclosed form of proxy is January 29, 2001.

         The enclosed copy of the Company's annual report, for the fiscal year ended September 30, 2000, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation material.

                               PROXIES AND VOTING

         Only stockholders of record at the close of business on January 17, 2001, are entitled to vote, either in person or by valid proxy, at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share held. The Class A Common Stock is the only class outstanding. On December 31, 2000, there were outstanding 6,115,109 shares of Class A Common Stock, par value one cent ($.01), entitled to cast an aggregate 6,115,109 votes on all matters subject to a vote at the Annual Meeting. The number of outstanding shares excludes approximately 993,000 shares of Class A Common Stock reserved for issuance to employees under the Company's incentive stock plan and 400,000 shares of Class A Common Stock reserved for issuance under the Company's non-officer incentive stock plan. Of the shares reserved under both plans, options have been granted covering approximately 962,000 shares and approximately 707,000 shares were at December 31, 2000, subject to vested but unexercised options. The outstanding shares also exclude 19,000 shares of Class A Common Stock reserved for issuance under the Company's Outside Director Stock Plan. At December 31, 2000, there were no options outstanding under the Company's Outside Director Stock Plan. Holders of unexercised options are not entitled to vote at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors.

         Any stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Company.

         Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. If no direction is specified by the stockholder, the proxy will be voted "FOR" the proposal specified in this notice, and, at the discretion of the proxyholder, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

Board of Directors

         The Company's Bylaws permit the Board of Directors to establish the number of directors that comprises the Board. The Company's amended and restated Bylaws provide for a classified Board with the total number of directors between three and twelve. Each class of the Board is to have, as nearly as possible, one-third but no fewer than one-fourth of all directors. The number of directors constituting the entire Board of Directors was reduced from nine to seven on September 19, 2000. At such time, Gus Paulos, Don Skaggs, Irene Warr, Lyn Simon, Sherry S. Bokovoy, and Richard D. Simon, Jr. resigned as directors and Jerry Moyes, Gordon K. Holladay, Lou A. Edwards, and Earl H. Scudder were added as directors. The classified Board of Directors is intended to promote continuity of management and policies by preventing the entire Board from being replaced in a single year.

Directors Nominated for Election

         At the Annual Meeting, the stockholders will elect three (3) directors to serve on the Board of Directors. Jerry Moyes, Richard D. Simon, and Kelle A. Simon have been designated Class III directors and each is standing for re-election. In the absence of contrary instructions, each proxy will be voted for the election of such individuals to the indicated director class.

         Earl H. Scudder and Lou A. Edwards  serve as Class I directors.  Gordon
K. Holladay and Jon F. Isaacson serve as Class II directors. The term of Class I directors expires at the Annual Meeting following the fiscal year ended September 30, 2001, the term of Class II directors expires at the Annual Meeting following the fiscal year ended September 30, 2002, and the term of Class III directors expires at the Annual Meeting following the fiscal year ended September 30, 2003.

Information Concerning Executive Officers and Directors

         Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's executive officers and directors is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Dick Simon Trucking, Inc., a Utah corporation.

  NAME             AGE  POSITION                          DIRECTOR SINCE   CLASS
  ----             ---  --------                          --------------   -----
Jerry Moyes1 2      57  Chairman of the Board                   2000        III
Jon F. Isaacson2    37  Chief Executive Officer, Director       2000         II
Kelle A. Simon      38  President, Director                     1997        III
Richard D. Simon    64  Director                                1972        III
Earl H. Scudder1 2  58  Director                                2000          I
Lou A. Edwards1 2   87  Director                                2000          I
Gordon K. Holladay1 45  Director                                2000         II

1  Member of the Audit Committee.
2  Member of the Compensation Committee.

         Jerry Moyes has served as the Chairman of the Board since September 2000. He has been the Chairman of the Board, President, and Chief Executive Officer of Swift Transportation Co., Inc., a nationwide truckload carrier ("Swift"), since 1984 and Chairman of the Board of Central Freight Lines, Inc., a regional less-than-truckload carrier ("Central"), since 1997. He served as a Vice President of Swift from 1966 to 1984. Mr. Moyes was President of the Arizona Motor Transport Association from 1987 to 1988.

         Richard D. Simon founded the Company in 1955 and served as its Chairman of the Board, and Chief Executive Officer from its incorporation in 1972 until September 2000. Mr. Simon served as the Company's President from 1972 until April 2000.

         Jon F. Isaacson has served as the Company's Chief Executive Officer since September 2000. Prior to this time, and for more than the past five years he served as Vice President of East Coast Operations for Swift.

         Kelle A. Simon has served as the Company's President since April 2000, prior to which he served as Vice President of Maintenance and Fleet Purchasing from 1992 through April 2000, and Maintenance Director from 1986 to 1992.

         Earl H. Scudder has served as a Director of the Company since September 2000. Mr. Scudder has been President of Scudder Law Firm, P.C., L.L.O. in Lincoln, Nebraska since February 1990, and has engaged in the private practice of law since 1966. Mr. Scudder has served as a director of Swift since May 1993 and Central since 1997. He served as a director of Heartland Express, Inc. from 1986 until 1996. He has served as Chairman of the Board of Class.com, Inc. since 1999, and as a director of Transcom Technologies, Inc. since 1996.

         Lou A. Edwards has served as a Director of the Company since September 2000. Mr. Edwards was, until 1999, and for more than five years previous thereto, the President and sole stockholder of Sundance Truck Center Incorporated. Mr. Edwards has 40 years of experience in the trucking industry and has served as a director of Swift since 1990.

         Gordon K. Holladay has served as a Director of the Company since September 2000. He is, and for more than the past five years has been, the Chief Financial Officer of SME Industries, Inc., the parent company of SME Steel Contractors, Inc., a steel erection and fabrication company located in West Jordan, Utah. SME is controlled by Mr. Moyes.

Meetings and Compensation

         Board of Directors. During the fiscal year ended September 30, 2000, the Board of Directors of the Company met on ten occasions. All directors attended the meetings of the Board of Directors and all of the meetings held by committees of the Board on which they served. Directors who are not employees of the Company receive an annual retainer of $5,000 plus $1,000 per meeting of the Board of Directors or a committee thereof attended by the director (if such committee meeting is held other than on the day of a Board meeting), plus reimbursement of expenses incurred in attending such Board or committee meetings. At the time of the Annual Meeting, all non-employee directors, other than Jerry Moyes, will be granted an option to purchase 5,000 shares of the Company's Class A Common Stock. New non-employee directors will receive an option to purchase 5,000 shares of the Company's Class A Common Stock upon becoming a director. On each five-year anniversary of the date the individual became a non-employee director, the individual receives an option to purchase an additional 5,000 shares of the Company's Class A Common Stock, provided that the non-employee director continues to serve on the board as of such date. Mr. Moyes will be eligible for an option grant on such five-year anniversary. Grants are at 85% of the closing price on the grant date.

         Compensation Committee. The Compensation Committee of the Board of Directors met once during fiscal year 2000, and all members were present at such meeting. This committee reviews all aspects of compensation of the Company's executive officers and makes recommendations on such matters to the full Board of Directors. The Report of the Compensation Committee for fiscal year 2000 is set forth below. See "Compensation Committee Report on Executive Compensation."

         Audit Committee. The Audit Committee met once during fiscal year 2000, and all members were present at such meeting. The Audit Committee makes recommendations to the Board concerning the selection of outside auditors, reviews the Company's financial statements, reviews and discusses audit plans, audit work, internal controls, and the report and recommendations of the Company's independent auditors, and considers such other matters in relation to the external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting.

         Nominating Committee. The Board does not maintain a standing nominating committee or other committee performing similar functions.

         Compensation Committee Interlocks and Insider Participation. Prior to September 19, 2000, Richard D. Simon and Gus E. Paulos served on the Compensation Committee. Mr. Simon also served as the Company's Chief Executive Officer prior to September 19, 2000. During the 2000 fiscal year, the Company purchased $100,964 of vehicles from Gus Paulos Chevrolet. Prices were established through arms'-length negotiations between the parties.

         Messrs. Moyes, Isaacson, Scudder, and Edwards were appointed to the Compensation Committee on September 19, 2000. Mr. Isaacson serves as the Company's Chief Executive Officer and is the only employee or executive officer of the Company serving on the Compensation Committee.

         The Company's Board of Directors has adopted and approved a warrant agreement between the Company and Mr. Moyes pursuant to which Mr. Moyes was granted a warrant to purchase 300,000 shares of the Company's Class A Common Stock at $7.00 per share. The warrant becomes exercisable at the rate of 100,000 per year on each of September 19, 2001, 2002, and 2003. Mr. Moyes is an executive officer of and, directly and through affiliated entities, owns a significant portion of Swift. The Company provides transportation services to Swift and recognized $331,541 in operating revenue in fiscal 2000. At September 30, 2000, $317,827 was owed to the Company for these services. Prices were established through arms'-length negotiations between the parties.

                              CERTAIN TRANSACTIONS

         Prior to his appointment as the Company's Chief Executive Officer on September 19, 2000, Jon F. Isaacson was employed by Swift as Vice President of East Coast Operations. During 2000, Mr. Isaacson expressed his desire to relocate from Greer, South Carolina to his home state of Utah. Swift, not wanting to lose the services of Mr. Isaacson, agreed to lease Mr. Isaacson's services to the Company. Mr. Isaacson is an ISO 9002 internal auditor and will continue to assist Swift in the process of obtaining ISO 9002 certification. He also will consult with Swift concerning potential acquisition candidates and operations issues. The Company, which primarily transports products in temperature-controlled trailers, and Swift, as a nationwide truckload carrier of dry van and flatbed freight, do not compete with each other in any material respect. The initial term of the lease is for a period ending December 28, 2003. The Company will reimburse Swift for all salary and benefit expenses associated with Mr. Isaacson's employment by Swift. Mr. Isaacson will retain options to purchase shares of Swift stock that are outstanding.

         For additional information concerning certain transactions involving the Company's officers and directors, see "Compensation Committee Interlocks and Insider Participation." See "Proposal 3 - Ratification of Issuance of Warrant" for additional information on the grant of the warrant to Mr. Moyes.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation paid to the chief executive officer and five other named executive officers of the Company (the "Named Officers"), for services in all capacities to the Company for the fiscal years ended September 30, 2000, 1999, and 1998. Sherry S. Bokovoy is included as a Named Officer because Richard D. Simon, Jr. resigned as an officer and voluntarily terminated his employment effective October 13, 2000. Ms. Bokovoy is one of the four most highly compensated employees following the resignation of Richard D. Simon, Jr.

                                        SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                                                           -----------------------------
                                             Annual Compensation                 Awards        Payouts
                                   ----------------------------------------------------------------------
   Name and Principal Position       Year   Salary   Bonus   Other Annual  Restricted Option/    LTIP     All Other
                                                             Compensation    Stock      SAR1   Payouts  Compensation2
                                                                            Award(s)
                                              ($)     ($)         ($)         ($)       (#)      ($)         ($)
----------------------------------------------------------------------------------------------------------------------
Jon F. Isaacson3                     2000    25,000     -           -           -         -        -           -
  Chief Executive Officer            1999      -        -           -           -         -        -           -
                                     1998      -        -           -           -         -        -           _

Richard D. Simon4                    2000   380,700     -           -           -         -        -         2,803
  Chairman and                       1999   348,400     -           -           -         -        -         2,803
  Chief Executive Officer            1998   348,400     -           -           -         -        -         2,803

Kelle A. Simon                       2000   190,620     -           -           -      75,000      -         2,803
  President                          1999   156,000     -           -           -         -        -         2,803
                                     1998   156,000     -           -           -      75,000      -         2,803

Alban B. Lang                        2000   190,620     -           -           -      75,000      -         2,803
  Chief Financial Officer,           1999   156,000     -           -           -         -        -         2,803
  Treasurer, and Secretary           1998   156,000     -           -           -      75,000      -         2,803

Lyn Simon                            2000   190,620     -           -           -      75,000      -         2,803
   Vice President of                 1999   156,000     -           -           -         -        -         2,803
   Sales and Marketing               1998   156,000     -           -           -      75,000      -         2,803

Richard D. Simon, Jr.5               2000   190,620     -           -           -      75,000      -         2,803
   Vice President of Operations      1999   156,000     -           -           -         -        -         2,803
                                     1998   156,000     -           -           -      75,000      -         2,803

Sherry S. Bokovoy                    2000   190,620     -           -           -      75,000      -         2,803
  Vice President of Human Resources  1999    93,600     -           -           -         -        -         2,803
                                     1998    93,600     -           -           -      75,000      -         2,803

1 Option  grant  for  2000  will  become  effective as of the date of the annual meeting if approved by the stockholders.
2 Represents the amount of Company-paid health benefits.
3 Named Chief  Executive  Officer  effective  September  19,  2000. See "Certain
  Transactions:  for  information  with respect to Mr. Isaacson's employment.
4 Resigned as Chairman and Chief Executive Officer effective September 19, 2000.
  Mr. Simon continues to serve as a director of the Company.
5 Resigned as an officer of the Company and voluntarily terminated employment effective October 13, 2000.

         The Company granted options to purchase 300,000 shares of Class A Common Stock to the Named Officers during the fiscal year ended September 30, 2000. Such option grants are subject to stockholder approval. Under applicable rules of the Securities and Exchange Commission ("SEC"), such options are not considered beneficially owned until such contingency is removed.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                          Potential Realizable Value
                                                                                          at Assumed Annual Rates of
                                                                                         Stock Price Appreciation for
                                   Individual Grants                                              Option Term
-----------------------------------------------------------------------------------------------------------------------
                             Number of        % of Total
                             Securities      Options/SARs
                             Underlying       Granted to     Exercise or
                            Options/SARs     Employees in     Base Price    Expiration
Name                         Granted(#)      Fiscal Year      ($/Share)        Date            5%            10%
-----------------------------------------------------------------------------------------------------------------------
Jon F. Isaacson                  -                -               -              -             -              -
Richard D. Simon                 -                -               -              -             -              -
Kelle A. Simon                 75,000           18.4%           $ 7.00       9/19/2010      $330,170       $836,715
Alban B. Lang                  75,000           18.4%           $ 7.00       9/19/2010      $330,170       $836,715
Lyn Simon                      75,000           18.4%           $ 7.00       9/19/2010      $330,170       $836,715
Richard D. Simon, Jr. 1        75,000           18.4%           $ 7.00       9/19/2010      $330,170       $836,715
Sherry S. Bokovoy              75,000           18.4%           $ 7.00       9/19/2010      $330,170       $836,715

1 Resigned as an officer of the Company and voluntarily terminated employment effective October 13, 2000. All options were forfeited January 13, 2001.

         The following table sets forth information with respect to the Named Officers concerning the exercise and ownership of options held at September 30, 2000:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                Number of Securities          Value of Unexercised
                                                               Underlying Unexercised      In-the-Money Options/SARs
                              Shares                         Options/SARs at FY-End              at FY-End
                            Acquired on    Value Realized               (#)                         ($)
Name                       Exercise (#)          ($)         Exercisable/Unexercisable1    Exercisable/Unexercisable
------------------------------------------ ---------------- ----------------------------- -----------------------------
Jon F. Isaacson                  -                -                      -                             -
Richard D. Simon                 -                -                      -                             -
Kelle A. Simon                   -                -                  125,000/0                        $0/0
Alban B. Lang                    -                -                  125,000/0                        $0/0
Lyn Simon                        -                -                  125,000/0                        $0/0
Richard D. Simon, Jr. 2          -                -                  125,000/0                        $0/0
Sherry S. Bokovoy                -                -                  125,000/0                        $0/0

1 Number excludes 75,000  shares  of Class A Common Stock underlying  options to
  purchase  granted to Kelle A. Simon,   Alban B. Lang,  Lyn Simon,  Richard  D.
  Simon, Jr., and Sherry S. Bokovoy. Such options are subject to stockholder approval and, under applicable rules of the SEC such options are not considered beneficially owned until such contingency is removed.

2 Resigned as an officer of the Company and voluntarily terminated employment effective October 13, 2000. All options were forfeited January 13, 2001.


         The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

Employment Agreements

         On September 19, 2000, the Company and Kelle A. Simon, Lyn Simon, Sherry S. Bokovoy, Richard D. Simon, Jr., and Alban B. Lang entered into Employment and Noncompetition Agreements under which they are employed by the Company at an annual salary of $156,000. They also agreed not to compete with the Company during the period of employment, and for a period thereafter. Under certain circumstances in which there is a change of control, executive officers holding outstanding stock options granted under certain option plans are entitled to exercise such options notwithstanding that such options otherwise may not have been fully exercisable. Richard D. Simon, Jr. voluntarily resigned his employment effective October 13, 2000.

Compensation Committee Report on Executive Compensation

         The Compensation Committee believes that the Company's executive officers, including the Named Officers and the Chief Executive Officer, should be compensated at a level comparable to persons holding similar positions at peer companies, taking into account the relative size of the companies, responsibilities of the officers, experience, geographical location, and the relative performance of the Company and its peers, measured by stock performance, profit margin, and revenue and net income growth rates. In addition, the Compensation Committee will consider the attainment of specific goals that may be established for such officers from time-to-time. Corporate performance, measured by stock appreciation, is an important aspect of the executive officers' compensation, as reflected by net awards, including awards subject to stockholder approval at the Annual Meeting, of stock options covering approximately 1,450,000 shares of Class A Common Stock to the executive officers and certain other key employees. The base salaries of all executive officers, other than the Chief Executive Officer, were established by their employment contracts. The base salary of Mr. Isaacson was established based upon the compensation of the other executive officers of the Company. The Compensation Committee believes that the base salaries paid to the Chief Executive Officer and other Named Officers are reasonable in comparison with other salaries in the industry. In addition to base salaries, the Chief Executive Officer and other Named Officers are eligible to receive an annual performance bonus based on the operating ratio of the Company. The bonus is equal to $10,000 for each percentage point or portion thereof that the operating ratio (operating expenses plus, for purposes of this calculation, interest divided by revenue) is less than 97%. The Company did not meet its goal in fiscal year 2000, therefore these executive officers did not receive bonuses.

                                           Compensation Committee:
                                           Jerry Moyes
                                           Jon F. Isaacson
                                           Earl H. Scudder
                                           Lou A. Edwards

                             AUDIT COMMITTEE REPORT

         The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2000, with management and Arthur Andersen LLP, the Company's independent auditors; (2) discussed with the auditors the matters required to be disclosed by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2000, for filing with the SEC. The Audit Committee also recommended the appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal 2001.

         The Board of Directors believes that the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

                                           Audit Committee:
                                           Gordon K. Holladay, Chairman
                                           Jerry Moyes
                                           Earl H. Scudder
                                           Lou A. Edwards

         The Audit Committee Charter is included as Addendum A to this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that its officers, directors, and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year.

Stock Price Performance Graph

         The following graph compares the cumulative total stockholder return of the Company's Class A Common Stock with the cumulative total stockholder return of the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Trucking & Transportation Stocks commencing November 17, 1995, and ending September 30, 2000.


                    GRAPH  WAS CENTERED HERE IN PRINTED FORM


                                     Legend
Symbol       Index Description                          11/17/95    9/30/96    9/30/97     9/30/98    9/30/99    9/30/00
------       -----------------                          --------    -------    -------     -------    -------    -------
__________   SIMON TRANSPORTATION SERVICES INC.           $100.0     $156.0     $266.2       $57.7      $53.5      $67.6
 . . . -- .   NASDAQ Stock Market (US Companies)           $100.0     $118.3     $162.5      $165.2     $268.3     $357.9
 - - - - -   CRSP Index for NASDAQ Trucking &             $100.0     $101.8     $143.5      $106.9     $124.4     $105.7
             Transportation  Stock




         The stock performance graph assumes $100 was invested on November 17, 1995, the date of the Company's initial public offering. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse predictions as to future stock performance. The CRSP Index for NASDAQ Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the NASDAQ Stock Market, as well as all NASDAQ companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                AND MANAGEMENT

         The following table sets forth, as of December 31, 2000, the number and percentage of outstanding shares of Class A Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director, by each Named Officer of the Company, and by all directors and executive officers of the Company as a group. The Class A Common Stock was the only class outstanding as of December 31, 2000. Information for Dimensional Fund Advisors Inc., Wynnefield Capital Management, and MaLeCo is based upon Schedule 13G filings with the SEC.

--------------------------------------------------------------------------------------------------------------------
                            SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
                                                                           Amount & Nature of   Percent of Class3
                                                                               Beneficial
      Title of Class                 Name of Beneficial Owner1                 Ownership2
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Jerry Moyes4 5                                      3,231,849              50.4%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       The Jerry and Vickie Moyes Family Trust             1,213,298              19.8%
                           Dated 12/11/87 5
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Moyes Children's Limited Partnership5                 913,751              14.9%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       SME Steel Contractors, Inc.5                          456,800               7.5%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Richard D. Simon                                       10,000                 *
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Kelle A. Simon                                        198,907               3.2%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Alban B. Lang                                         180,153               2.9%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Lyn Simon                                             190,159               3.0%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Richard D. Simon, Jr.6                                186,795               3.0%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Sherry S. Bokovoy                                     181,792               2.9%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Lou A. Edwards                                            --                  *
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Gordon K. Holladay                                      2,200                 *
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Earl H. Scudder7                                       29,500                 *
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Jon F. Isaacson                                           --                  *
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Dimensional Fund Advisors Inc.                        337,600               5.5%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       Wynnefield Capital Management                         374,000               6.1%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       MaLeCo                                                315,700               5.2%
--------------------------------------------------------------------------------------------------------------------
      Class A Common       All directors and executive officers as a           4,211,355              59.8%
                           group (11 persons)
--------------------------------------------------------------------------------------------------------------------

* Less than one percent.

1 The business address of Jerry Moyes, Vickie Moyes, The Jerry and Vickie Moyes Children's Limited Partnership, and The Jerry and Vickie Moyes Family Trust Dated 12/11/87 is 2200 South 75th Avenue, Phoenix, Arizona 85043. The
address of  SME  Steel  Contractors, Inc.  is 5955  West  Wells  Park Road, West
Jordan, Utah 84088. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401-1038. The address of Wynnefield Capital Management is One Penn Plaza, Suite 4720, New York, New York 10119. The address of MaLeCo is P.O. Box 9069, Salem, Oregon 97305.

2 In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares beneficially owned includes 125,000 shares of Class A Common Stock underlying options to purchase granted to each of Alban B. Lang, Kelle A. Simon, Lyn Simon, and Sherry L. Bokovoy (the "Optionees") that are either currently exercisable or will become exercisable within 60 days. The 75,000 and 125,000 shares of Class A Common Stock underlying options to purchase granted to the Optionees and Mr. Isaacson, respectively, that are subject to stockholder approval are excluded. The shares owned also include an aggregate 34,767 shares of Class A Common Stock held in the Company's ss.401(k) Plan on behalf of Alban B. Lang (10,894 shares), Kelle A. Simon (5,330 shares), Lyn Simon (13,316 shares), and Sherry S. Bokovoy (5,227 shares). Unless otherwise indicated all shares are owned directly.

3 With respect to each beneficial owner, percentage is based on the total shares of Class A Common Stock outstanding plus (i) that portion of the individual's options that is vested or will vest within 60 days of the date of this Proxy Statement, and (ii) shares underlying the warrant to purchase 300,000 shares of Class A Common Stock granted to Mr. Moyes.

4 Includes 348,000 Class A Common Shares held by Jerry Moyes; 1,213,298 Class A Common Shares held by The Jerry & Vickie Moyes Family Trust Dated 12/11/87, of which Jerry Moyes and his wife, Vickie L. Moyes, are co-trustees; 913,751 Class A Common Shares held by the Moyes Children's Limited Partnership; and 456,800 Class A Common Shares held by SME Steel Contractors, Inc., the beneficial ownership of which may be attributable to Mr. Moyes under applicable rules of the SEC. Mr. Moyes owns approximately 75% of the outstanding voting stock of the parent corporation of SME Steel Contractors, Inc. In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares beneficially owned also includes 300,000 shares of Class A Common Stock underlying warrants granted to Mr. Moyes in connection with a transaction effecting or influencing control of the Company.

5 Based on the September 27, 2000, joint Schedule 13D/A (Amendment No. 11) filing of Jerry Moyes; his wife, Vickie Moyes; The Jerry & Vickie Moyes Family Trust Dated 12/11/87; SME Steel Contractors, Inc.; the Moyes Children's Limited Partnership; and Ronald Moyes, the sole general partner of the Moyes Children's Limited Partnership. Ronald Moyes is the brother of Jerry Moyes.

6 Resigned as an officer of the Company and voluntarily terminated employment effective October 13, 2000. All options were forfeited January 13, 2001.

7 Includes 29,500 Class A Common Shares held in an IRA account.



                        DESCRIPTION OF CHANGE IN CONTROL

         On September 19, 2000, the Moyes Children's Limited Partnership (the "Partnership"), completed the purchase of all 913,751 shares of the Company's then outstanding Class B Common Stock (the "Purchase") from a trust affiliated with the Company's then-Chairman and Chief Executive Officer, Richard D. Simon. The Partnership used borrowed funds to finance the private transaction at a price of $9.00 per share for an aggregate purchase price of $8,223,759. The funds for the Purchase were obtained through a margin loan from the investment banking firm of Morgan Keegan & Company, Inc. The margin loan is at a market interest rate and secured by shares acquired in the Purchase and shares of Swift common stock owned by the Partnership.

         The Class B Common Stock entitled Mr. Simon and his family members to two votes per share, but was automatically converted into shares of Class A Common Stock when sold to the Partnership and entitles the Partnership to only one vote per share. With the double-voting Class B Common Stock, Mr. Simon controlled approximately 26% of the combined voting power of the Class A and Class B Common Stock. Following the Purchase, Mr. Moyes individually, SME Steel Contractors, Inc., a Utah corporation ("SME-Utah"), The Jerry & Vickie Moyes Family Trust Dated 12/11/87 (the "Moyes Trust"), and the Partnership together hold beneficial ownership of approximately 48% of the outstanding Class A Common Stock, the only class outstanding following the Purchase. Mr. Moyes is the direct and beneficial owner of 348,000 shares. SME-Utah is the direct and beneficial owner of 456,800 shares. Mr. Moyes owns approximately 75% of the outstanding voting stock of SME Industries Inc., a Nevada corporation, which in turn owns 100% of the outstanding voting stock of SME-Utah. The Moyes Trust is the direct and beneficial owner of 1,213,298 shares. Mr. Moyes and his wife are grantors, trustees, and beneficiaries of the Moyes Trust. The Partnership is the direct and beneficial owner of 913,751 Shares. Ronald Moyes, the brother of Jerry Moyes, is the sole general partner of the Partnership.

         Concurrently with the September 19, 2000 purchase, Mr. Moyes was appointed Chairman of the Board and was granted warrants to purchase 300,000 additional shares of Class A Common Stock at a price of $7.00 per share. Also appointed to the Company's Board of Directors were Lou Edwards, Gordon K. Holladay, Earl H. Scudder, and Jon Isaacson, all of who were suggested by Mr. Moyes. Mr. Isaacson has been appointed to serve as the Company's new Chief
Executive  Officer.  To make way for the  newly  appointed  directors  and Chief
Executive Officer, Mr. Simon resigned as Chairman of the Board and Chief Executive Officer, and all of the Company's former directors, with the exception of Mr. Simon and his son Kelle A. Simon, resigned as directors. The number of director positions comprising the Company's Board of Directors was reduced from nine to seven.

         In connection with the change in control, the Named Officers, other than Jon Isaacson, and Jerry Moyes, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, SME Steel Contractors, Inc., the Moyes Children's Limited Partnership, and Earl H. Scudder agreed to vote all of the shares owned by them in favor of and for Proposals 3 and 4. Such persons and entities together control in excess of fifty percent of the Company's outstanding voting power.

                                    PROPOSAL 2
                     RATIFICATION OF SELECTION OF INDEPENDENT
                                PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP as independent public accountants for the Company for the 2001 fiscal year. Arthur Andersen LLP has served as independent public accountants for the Company since 1988. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


                                   PROPOSAL 3
                  APPROVAL OF AMENDMENT TO INCENTIVE STOCK PLAN
                       AND APPROVAL OF STOCK OPTION GRANTS

General

         At the annual meeting, the Company will seek stockholder approval of an amendment to the Incentive Stock Plan (the "Plan") to increase the number of shares authorized for issuance from 1,000,000 to 2,000,000. At its meeting on November 30, 2000, the Company's Board of Directors approved the amendment to the Plan and directed the amendment and the issuance of options to purchase 425,000 of such shares to Company officers be forwarded for stockholder approval.

Current Plan Provisions

         In May 1995, the Company's Board of Directors and stockholders adopted the Plan to attract and retain employees and motivate them through incentives that are aligned with the Company's goals of increased profitability and stockholder value. Awards may be in the form of incentive stock options, non-qualified stock options, restricted stock awards, or any other awards of stock consistent with the Plan's purpose. The Plan is administered by the Board of Directors or a committee of the Board of Directors. All employees, or approximately 3,300 persons, are eligible for participation, and actual participants in the Plan are selected from time-to-time by the administrator. The administrator may substitute new stock options for previously granted options. No awards of incentive stock options may be made after the period under applicable provisions of the Internal Revenue Code. The Company currently has reserved 1,000,000 shares of Class A Common Stock for issuance pursuant to the Plan, and to date has awarded options covering approximately 962,000 of such shares, including 625,000 shares to its officers other than Richard D. Simon, at prices ranging from $5.50 per share to $23.50 per share and expiring between June 2005 and May 2010.

Plan Amendment

         The proposed amendment to the Plan (the "Amendment") would reserve an additional 1,000,000 shares of Class A Common Stock for issuance, bringing the total number of shares subject to the Plan to 2,000,000. The Board of Directors has unanimously recommended approval of Proposal 3 and believes that the ability to offer additional equity incentives is important to providing compensation that aligns the interests of employees and stockholders. The Board of Directors has already approved the grant of options to purchase an aggregate 425,000 shares of the Company's Class A Common Stock to the executive officers of the Company. On September 19, 2000, the Board of Directors approved the grant of options to purchase 75,000 shares of the Company's Class A Common Stock to each of the following executive officers: Kelle A. Simon, President; Alban B. Lang, Chief Financial Officer; Lyn Simon, Vice President of Sales; and Sherry S. Bokovoy, Vice President of Human Resources. Richard D. Simon, Jr. also received a grant, but subsequently forfeited the option following his voluntary termination from employment. These proposed option grants (the "Management Options") are to be granted at an exercise price of $7.00 per share, a price above fair market value on September 19, 2000, which will be considered their grant date. The Management Options will be exercisable 40% on September 19, 2000, and an additional 20% each year on September 30, 2000, 2001, and 2002.

         On November 30, 2000, the Board of Directors approved the grant of an option to purchase 125,000 shares of the Company's Class A Common Stock to Jon
F. Isaacson (the "Isaacson Option") at an exercise price of $5.188 per share, the fair market value of the stock on November 30, 2000. The Isaacson Option will be exercisable with respect to 50,000 shares on November 30, 2000, and with respect to an additional 25,000 shares each year on November 30, 2001, 2002, 2003.

         The Management Options and the Isaacson Option expire if not exercised within ten years of the grant date. All of the options are contingent upon stockholder approval of the Amendment. Therefore, if Proposal 3 is approved, current executive officers as a group will receive options to purchase an aggregate 425,000 shares of the Company's Class A Common Stock. The market price of the stock as of December 31, 2000, was $5 5/16, which results in the stock underlying the entire 1,000,000 shares covered by the Amendment having a market value of $5.3 million at such date and the stock underlying the options granted to the executive officers having a market value of approximately $2.3 million

         The Amendment is included as Addendum B to this Proxy Statement

Interest of Certain Persons in Matters to be Acted Upon in Proposal 3

         Jon F. Isaacson and Kelle A. Simon are directors of the Company. As directors they participated in the solicitation of proxies in favor of the proposals in this proxy statement. If the stockholders approve Proposal 3, the Amendment would reserve an additional 1,000,000 shares of Class A Common Stock for issuance under the Plan and Messrs. Isaacson and Simon would receive ten-year options to purchase 125,000 shares at exercise prices of $5.188 and 75,000 shares at an exercise price of $7.00, respectively.

Federal Income Tax Consequences for Incentive Stock Options

         Awards may be in the form of incentive stock options, non-qualified stock options, restricted stock awards, or any other awards of stock consistent with the Plan's purpose. An incentive stock option ("ISO") is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met. The Board of Directors or committee determines the consideration to be paid to the Company upon exercise of any options. The form of payment may include cash, common stock, or other property.

         An optionee is not treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise is an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the common stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the common stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the common stock (determined at the time the common stock becomes either transferable or not subject to a substantial risk of forfeiture) will be a tax preference item in the year in which the common stock becomes either transferable or not subject to a substantial risk of forfeiture.

         If common stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such common stock is transferred to the optionee upon exercise, any gain or loss resulting from its disposition is treated as long-term capital gain or loss. If such common stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the optionee realizes ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price, or the selling price of the common stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, is taxed as capital gain.

         The Company is not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the common stock received, except that in the event of a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Federal Income Tax Consequences for Nonstatutory Stock Options

         A nonstatutory stock option ("NSO") is any stock option other than an ISO. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

         No taxable income is realized by an optionee upon the grant of a NSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of a NSO, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price and the Company is entitled to a corresponding tax deduction.

         Upon a subsequent sale or other disposition of common stock acquired through exercise of a NSO, the optionee realizes a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee has no tax consequence to the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO AMEND THE INCENTIVE STOCK PLAN TO RESERVE AN ADDITIONAL 1,000,000 SHARES OF CLASS A COMMON STOCK FOR ISSUANCE TO PARTICIPANTS, FOR A TOTAL OF 2,000,000 SHARES, AND TO APPROVE THE GRANT OF OPTIONS COVERING 425,000 OF SUCH SHARES TO COMPANY OFFICERS.

                                   PROPOSAL 4
                       RATIFICATION OF ISSUANCE OF WARRANT

Description of Agreement

         In September 2000, the Company's Board of Directors adopted and approved a warrant agreement between the Company and the Company's Chairman of the Board, Jerry Moyes. The issuance of the warrant is being forwarded for stockholder ratification pursuant to the request of Nasdaq. Under the agreement, Mr. Moyes was granted a ten-year warrant to purchase 300,000 shares of the Company's Class A Common Stock at $7.00 per share. The warrant becomes exercisable at the rate of 100,000 per year on each of September 19, 2001, 2002, and 2003. The market price of the stock as of December 31, 2000, was $5 5/16, which results in the stock underlying the warrant having a market value of $1.6 million. The warrant agreement is included as Addendum C to this Proxy Statement.

Interest of Certain Persons in Matters to be Acted Upon in Proposal 4

         Mr. Moyes is the Chairman of the Board of the Company. As the Company's Chairman of the Board, Mr. Moyes participated in the solicitation of proxies in favor of the proposals in this proxy statement. Mr. Moyes has a direct, material interest in the outcome of Proposal 4.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4 TO RATIFY THE ISSUANCE OF THE WARRANT COVERING 300,000 SHARES OF CLASS A COMMON STOCK TO MR. MOYES.

                                NEW PLAN BENEFITS

         The following table sets forth benefit information with respect to stockholder action on option grants under the Plan and the grant of the warrant with respect to (i) each of the Named Officers; (ii) all current executive officers, as a group; (iii) all current directors who are not executive officers, as a group; and (iv) all employees, including all current officers who are not executive officers, as a group. Grants under the Plan are at the discretion of the Company's Board of Directors or a committee of the Board of Directors. Future grants under the Plan are not yet determinable.

                                            Incentive Stock Option Plan                         Warrant
----------------------------------    ----------------------------------------    -------------------------------------
                                      Number of Shares                              Number of
                                         Subject to         Weighted Average          Shares
        Name and Position                  Options           Exercise Price         Subject to         Exercise Price
                                         Granted (#)        Per Share ($/sh)         Warrant          Per Share ($/sh)
                                                                                   Granted (#)
----------------------------------    ------------------    ------------------    ---------------     -----------------

Jerry C. Moyes 1                              -                     -                300,000               $7.00
  Chairman of the Board

Jon F. Isaacson                           125,000                 $5.188                -                    -
  Chief Executive Officer

Richard D. Simon 2                            -                     -                   -                    -
  Chairman and
  Chief Executive Officer

Kelle A. Simon                             75,000                 $7.00                 -                    -
  President

Alban B. Lang                              75,000                 $7.00                 -                    -
  Chief Financial Officer,
  Treasurer, and Secretary

Lyn Simon                                  75,000                 $7.00                 -                    -
  Vice President of Sales
  and Marketing

Richard D. Simon, Jr. 3                    75,000                 $7.00                 -                    -
  Vice President of Operations

Sherry S. Bokovoy                          75,000                 $7.00                 -                    -
  Vice President of Human Resources
Executive Officer Group                   425,000                 $6.46                 -                    -

Director Group                                -                     -                300,000               $7.00

Employee Group                            425,000                 $6.46                 -                    -

1 Mr. Moyes is not an employee or executive  officer  of the  Company and is not eligible for participation in the Plan.
2 Resigned as Chairman and Chief Executive Officer effective September 19, 2000.
  Mr. Simon continues to serve as a director of the Company.
3 Resigned as an officer of the Company and voluntarily terminated employment effective October 13, 2000. All options were forfeited January 13, 2001.

                                STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Annual Meeting of the stockholders of the Company following the fiscal year ended September 30, 2001, must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before October 1, 2001, to be eligible for inclusion in the Company's proxy material related to that meeting. The inclusion of any such proposals in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                            Simon Transportation Services Inc.

                                            /s/ Jon F. Isaacson

                                            Jon F. Isaacson
                                            Chief Executive Officer and Director

January 29, 2001

                                    EXHIBIT A

                         SIMON TRANSPORTATION SERVICES INC.

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

                                November 30, 2000

I.       COMPOSITION AND POLICIES

                  One committee of the Board of Directors of Simon Transportation Services Inc. (the "Company') will be known as the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders of the Company and others. The following are the primary operating policies of the Audit Committee.

         o The Audit Committee shall be composed of three or more outside and independent members of the Board of Directors and shall elect a Chairperson from among their members to serve in that capacity until a new Chairperson is elected. Members of the Audit Committee shall be appointed and removed by action of the Board of Directors. All Audit Committee members shall be independent of management and the Company. They shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management of the Company, as defined by the current NASD listing standards. All Audit Committee members shall be financially literate, or shall be able to become so literate in a reasonable amount of tine, and at least one member shall have finance, accounting or related employment experience. Financial literacy, at a minimum, includes the ability to read the Company's balance sheet, income statement, and cash flow statement.

         o The Audit Committee shall hold such meetings as deemed necessary but shall meet a minimum of once per calendar year. Minutes of all Audit Committee meetings shall be taken and approved at subsequent meetings.

         o Upon the request of the Company's independent auditors, the Chairperson of the Audit Committee shall convene a meeting of the Audit Committee to consider any matters such auditors believe should be brought to the attention of the Audit Committee, the Board of Directors, or stockholders the Company.

         o The Audit Committee has the authority to direct and supervise an investigation into any matter, including the authority to retain outside counsel or other professional services. The independent auditors are accountable to the Audit Committee, and the Audit Committee shall, upon consulting with the Board of Directors and subject to stockholder approval, have the ultimate power to hire or remove the independent auditors.

         o The Audit Committee must report its actions to the full Board of Directors and may make appropriate recommendations regarding systems of internal financial controls and audit procedures.

II.      FUNCTIONS AND DUTIES

         The Audit Committee is charged with the responsibility for:

1. Reviewing with management and the independent auditors the annual financial statements to be included in the annual report (Form 10-K) filed with the Securities and Exchange Commission, including their judgments about the quality and acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the related disclosures. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards;

2.       Selecting,  upon consultation  with  the Board of Directors and subject
         to   stockholders'  approval,  the  Company's   independent   auditors,
         including review of any fees paid to independent auditors;

3. Obtaining from the independent auditors a written statement outlining their relationships with the Company pursuant to Independence Standards Board Standard No. 1 and actively engaging in a dialogue with the independent auditors regarding matters that might reasonably be expected to affect their independence with the Company;

4.       Confirming the independence of the independent auditors;

5. Reviewing annually the combined audit plans of the independent auditors and internal auditors;

6. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

7.       Meeting with the internal auditors on an ongoing basis to review:

         (a)      Audit results;
         (b)      Reports  on  exposures/controls,  irregularities,  and control failures;
         (c) The disposition of recommendations for improvements in internal control made by internal and external auditors; and
         (d)      Any changes  required in the originally planned audit program.

8.       Reviewing the reports of examinations by regulatory authorities;

9.       Monitoring   the Company's  policies  and procedures  for the review of
         expenses and  perquisites of selected  members of senior    management;

10.      Overseeing the monitoring of the Company's code of conduct;

11.      Performing   any  special   reviews,   investigations,   or   oversight
         responsibilities required by the Board of Directors or its Chairperson;

12.      Reporting  at  least  once  annually  to  the Board of Directors on the
         results  of  the  activities  of  the  Audit   Committee,  as  well  as
         reporting to stockholders as required in annual meeting proxies;

13.      Considering    comments   by   the   independent   auditors  suggesting
         improvements in internal  accounting  controls  and  the  response   by
         management to such comments;

l4. Reviewing this Charter at least annually to re-assess its adequacy and update its provisions to comply with any changes in NASD listing standards, SEC law, and other mandatory requirement, or with current "best practices" standards within the financial reporting industry; and

15.      Performing any other task or duty necessary to comply with the law, the
         Company's  Bylaws,  or  other   responsibilities  given  to  the  Audit
         Committee by the full Board of Directors.

III.     AUTHORITY OF THE AUDIT COMMITTEE

                  The Audit Committee shall have all authority necessary to accomplish the duties enumerated in this charter, including duties that are incident to the duties described herein. The Audit Committee has the authority to consult with internal or outside legal or other professional counsel to obtain an opinion on any accounting practice, legal standard, or other question that arises within the scope of performing Audit Committee duties. Funding shall be provided to the Audit Committee in order to allow it to complete its duties under this charter and/or to seek the professional services or consultation it requires. The Audit Committee is authorized to review all books and records of the Company and to consult with all employees of the Company.

                  Adopted  by  action  of  the  Board  of  Directors  of   Simon
         Transportation Services Inc. on the 30th day of November, 2000.

         /s/ Alban B. Lang
         ------------------------
         Alban B. Lang, Secretary

                                    EXHIBIT B

                                     REVISED
                                 AMENDMENT NO. 3
                                     TO THE
                       SIMON TRANSPORTATION SERVICES INC.
                              INCENTIVE STOCK PLAN


         THIS AMENDMENT NO. 3 TO THE SIMON TRANSPORTATION SERVICES INC. INCENTIVE STOCK PLAN, (the "Amendment") is made this 30th day of November, 2000, by Simon Transportation Services Inc., a Nevada corporation (the "Company"), to be effective September 1, 2000. All terms in this Amendment shall have the meaning ascribed in the Plan, unless otherwise defined herein.

                                    RECITALS

         WHEREAS,    on   August 16, 1995,   all  voting  stockholders  and  all
directors of the Company adopted the Dick Simon Trucking, Inc. Incentive Stock Plan (as amended, the "Plan");

         WHEREAS, on August 16, 1996, the Company adopted Amendment No. 1 to the Plan;

         WHEREAS, as of October 21, 1997, the Company adopted Amendment No. 2 to the Plan;

         WHEREAS, on September 19, 2000, and subject to stockholder approval, the Company's Board of Directors adopted an Amendment No. 3 to the Plan to increase the number of shares subject to the Plan from 1,000,000 to 1,500,000;

         WHEREAS, the proposed Amendment No. 3 has not yet been considered by the Company's stockholders and the Company has determined that it is advisable and in the best interests of the Company to revise the Amendment No. 3 to the Plan to increase the number of shares subject to the Plan and available for award or issuance upon the exercise of options granted under the Plan from 1,000,000 to 2,000,000, and forward such increase for stockholder approval;

         WHEREAS, the Company has determined that it is advisable and in the best interests of the Company to amend the Plan to specifically include leased employees within the definition of "employees" under the Plan and, although not required by the Plan, such action shall also be forwarded for stockholder approval;

         NOW THEREFORE, upon these premises and subject to the approval of the stockholders of the Company, the Plan is hereby modified, altered, and amended effective September 1, 2000, in the following respects only:

1.       Amendment.
         ---------

A. Article I, Section 1.4 is deleted in its entirety and replaced with the following:

                  1.4  Eligibility  for  Participation.  All  employees  of  the corporation shall be eligible to participate in the Plan, and Participants in the Plan shall be those employees selected by the Committee from time-to-time in its sole discretion. As used herein, the term "employee" or "employees" shall include leased employees.

         B.       The  second  sentence  of  Article I,   Section  1.6 is hereby
         deleted and replaced with the following sentence:

                  The  maximum  number of shares  of  Common  Stock  that may be
         issued  for  all   purposes   under  the  Plan  shall  be  Two  Million
         (2,000,000).

2. Effective Date. Subject to approval of the stockholders of the Company, this amendment shall be effective as of September 1, 2000, and shall apply to all options to be granted under the terms of the Plan on or after September 1, 2000.

3.  Ratification.  In all  respects,  other  than as  specifically  set forth in
Section 1 of this Amendment, the Plan shall remain unaffected by this Amendment, the Plan shall continue in full force and effect, subject to the terms and conditions thereof, and in the event of any conflict, inconsistency, or incongruity between the provisions of this Amendment and any provisions of the Plan the provisions of this Amendment shall in all respects govern and control.

    To record the adoption of this Amendment by the Board, the Company has caused its duly authorized officer to affix the corporate name hereto.


                                           SIMON TRANSPORTATION SERVICES INC.,
                                           a Nevada corporation


                                           By: /s/ Alban B. Lang
                                               ------------------------
                                               Alban B. Lang, Secretary

                                    EXHIBIT C

                        SIMON TRANSPORATION SERVICES INC.
                               WARRANT TO PURCHASE
                         SHARES OF CLASS A COMMON STOCK


This certifies that as of September 19, 2000 (the "Grant Date"), for value received, Jerry Moyes (the "Purchaser") or registered assigns (the Purchaser or such assignee, as applicable, being referred to herein as the "Holder"), is entitled to THREE HUNDRED THOUSAND (300,000) warrants, each such warrant entitling the Holder to purchase one (1) share of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), of Simon Transportation Services Inc., a Nevada corporation (the "Company"), at a price of Seven and no/100 Dollars ($7.00) per share (the "Exercise Price") (such warrants and this certificate evidencing such warrants being referred to herein, collectively, as this "Warrant"). The number of shares of Class A Common Stock to be received upon the exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.


1. Exercise of Warrant. Subject to the provisions of Section 2 below, the portions of this Warrant with respect to which the Holder's rights have vested may be exercised at any time or from time to time on or after the Grant Date, but in any event no later than 5:00 p.m., Utah time, on September 18, 2010, or if such date is a day on which federal or state-chartered banking institutions in Utah are authorized by law to close, then on the next succeeding day which shall not be such a day; provided, however, no portion of this Warrant may be exercised with respect to fewer than 10,000 Warrant Shares at any one time, as such number is adjusted from time to time in accordance with Section 7 below. The rights of the Holder in this Warrant shall vest with respect to 100,000 Warrant Shares (or such other number of Warrant Shares that represents no fewer than one-third of the total number of Warrant Shares issuable in connection with the exercise of this Warrant, as such number is adjusted from time to time in accordance with Section 7 below) on each of the first three anniversaries of the Grant Date. Such exercise shall be effective upon presentation and surrender to the Company at its principal office or at the office of its stock transfer agent, if any, of a copy of this Warrant with the duly executed Notice of Exercise form set forth on Exhibit A (attached hereto and made a part hereof by this reference) (the "Notice of Exercise"). The Notice of Exercise must be accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount of the Exercise Price for the number of the Warrant Shares, together with all taxes applicable upon such exercise. The Company may require the Holder to execute such further documents and make certain representations and warranties as the Company deems necessary to ensure compliance with exemptions from applicable federal and state securities laws as required by Section 2 below.


2. Compliance with Securities Laws. This Warrant may not be exercised by the Holder unless at the time of exercise (i) a registration statement registering the Warrant Shares upon such exercise is effective under the Securities Act of 1933, as amended (and together with the rules and regulations promulgated thereunder, collectively, the "Securities Act"), or the transaction in which such Warrant Shares are to be issued is exempted from the application of the registration requirements of the Securities Act, and (ii) the Warrant Shares have been registered or qualified under any applicable state securities laws or an exemption from registration or qualification is available under such laws. This Warrant may not be exercised so long as the Holder is in default under the representations, warranties or covenants of this Warrant.


3. Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company hereby covenants and agrees that at all times during the period this Warrant is exercisable it shall reserve from its authorized and unissued Class A Common Stock for issuance and delivery upon exercise of this Warrant such number of shares of its Class A Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Class A Common Stock upon the exercise of this Warrant.


4. Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall, in its sole discretion, either (i) pay cash equal to the product of such fraction multiplied by the fair market value of one share of Class A Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors or (ii) issue the next largest whole number of Warrant Shares.


5. Transfer, Exchange, Assignment or Loss of Warrant or Certificates.

(a)______This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act and any other applicable federal and state securities laws. Any purported transfer or assignment made other than in accordance with this Section 5 and
Section 8 hereof shall be null and void and of no force and effect.


(b)______This Warrant shall be transferable only upon the receipt by the Company of an opinion of counsel satisfactory to the Company to the effect that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Securities Act or any state securities laws; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law.


(c)______Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the duly executed Assignment Form set forth on Exhibit B attached hereto and made a part hereof by this reference and funds sufficient to pay any transfer tax. In such event, the Company shall execute and deliver a new Warrant in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein include any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

(d)______Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate representing Warrant Shares issued upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, and, in the case of any such mutilation, upon surrender and cancellation of this Warrant or such stock certificate, the Company will execute and deliver a new Warrant or stock certificate of like tenor and date, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.


Each of the Holders of this Warrant, the Warrant Shares or any other security issued or issuable upon exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or other such securities in violation of the terms of this Warrant.


6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder by virtue hereof are limited to those expressed in this Warrant.


7. Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of any of the following events after the Grant Date:


(a)______Subdivision or Combination of Class A Common Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Class A Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Class A Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. If the Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of the Warrant, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Class A Common Stock in this Section. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision, combination or reclassification is made.

(b)______Adjustment in Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as provided in this Section, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.


8. Transfer to Comply with the Securities Act.


(a)______Neither this Warrant, the Warrant Shares, any other security issued or issuable upon exercise of this Warrant, nor any interest therein may be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such Warrant Shares may legally be transferred pursuant to Section 5 hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto, and then only upon compliance by the Holder and such purchaser with the requirements of Section 5 and receipt by the Company of an agreement of such person to comply with the provisions of this Warrant with respect to any resale or other disposition of this Warrant and/or such securities, as applicable.


(b)______If the Warrant Shares are not subject to an effective registration statement under the Securities Act and applicable state securities laws, the Holder shall represent that the Warrant Shares to be issued upon exercise hereof are being acquired for the account of the Holder for investment purposes and not with a view to, or for resale in connection with, the distribution thereof and that the Holder will not offer, sell or otherwise dispose of such Warrant Shares except under circumstances which will not result in a violation of the Securities Act and all applicable state securities laws. The Holder represents that the Holder has no present intention of distributing or reselling the Warrant Shares.


(c)______The Company may cause the following legend, or one of similar substance, to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant, unless the Holder delivers an opinion of counsel satisfactory to the Company that such legend is unnecessary:


THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR ENCUMBERED BY A SECURITY INTEREST, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF CLASS A COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

9. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Nevada.


10. Modification and Waiver. This Warrant and any provision hereof may be modified, amended, waived or discharged only by an instrument in writing signed by the party against which enforcement of the same is sought.


11. Notice. Notices and other communications to be given to the Holder shall be delivered by hand or mailed, postage prepaid, to such address as the Holder shall have designated by written notice to the Company as provided in this Section. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 5175 West 2100 South, West Valley City, Utah 84120, Attn: Chief Executive Officer, or such other address as the Company shall have designated by written notice to the Holder as provided in this Section. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

12. Construction. The descriptive headings of the several paragraphs and sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. Unless otherwise indicated, references to sections shall be construed as references to the corresponding Sections of this Warrant.


13. Attorneys' Fees. The party to this Warrant that prevails in any dispute or claim between the parties to this Warrant, to the extent such dispute or claim arises out of this Warrant, shall be entitled to recover reasonable costs and attorneys' fees relating to such dispute or claim.


IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the 19th day of September, 2000.

                                    SIMON TRANSPORTATION SERVICES INC.,
                                    a Nevada corporation
                                    By:  /s/ Jon Isaacson
                                    Printed Name: Jon Isaacson
                                    Title: CEO & COO


                                    Jerry Moyes, an individual


                                    EXHIBIT A
                               NOTICE OF EXERCISE

TO: SIMON TRANSPORTATION SERVICES INC. (the "Company"):


1. The undersigned holder of the attached warrant (the "Warrant") hereby elects to purchase _____________________ Warrant Shares (as defined in the Warrant).


2. Please issue a certificate or certificates representing such Warrant Shares in the name of the undersigned.

                          --------------------------
                                     (DATE)

                          --------------------------
                                   (SIGNATURE)

                          --------------------------
                              (PRINT OR TYPE NAME)


                                    EXHIBIT B
                                 ASSIGNMENT FORM
Dated: ____________________

FOR VALUE RECEIVED,  _____________________  hereby sells, assigns, and transfers
unto       ______________________       (please       type       or       print)
______________________________ (address) the right to purchase Class A Common Stock represented by the warrant attached hereto to the extent of _____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Simon Transportation Services Inc. (the "Company") and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.


                          --------------------------
                                   (SIGNATURE)